                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                             LORONIX INFORMATION SYSTEMS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

                       LORONIX INFORMATION SYSTEMS, INC.

                                ----------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD MAY 19, 1997

                            ------------------------

TO THE STOCKHOLDERS OF LORONIX INFORMATION SYSTEMS, INC.:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of LORONIX INFORMATION SYSTEMS, INC., a Nevada corporation (the "Company"), will be held at 9:00 a.m., local time, on May 19, 1997, at the Strater Hotel, 699 Main Avenue, Durango, Colorado 81301, for the following purposes:

    1. To elect six (6) directors to serve for the ensuing year and until their successors are elected.

    2. To ratify and approve a 250,000 share increase in the Common Stock issuable under the 1992 Stock Plan.

    3. To ratify the appointment of KPMG Peat Marwick LLP as independent auditors of the Company for the year ending December 31, 1997.

    4. To transact such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

    Only stockholders of record at the close of business on April 14, 1997 are entitled to notice of and to vote at the Annual Meeting.

    All stockholders are cordially invited to attend the Annual Meeting in person; however, to ensure your representation at the Annual Meeting you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage prepaid envelope enclosed for that purpose. YOU MAY REVOKE YOUR PROXY IN THE MANNER DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AT ANY TIME BEFORE IT HAS BEEN VOTED AT THE ANNUAL MEETING. ANY STOCKHOLDER ATTENDING THE ANNUAL MEETING MAY VOTE IN PERSON EVEN IF HE OR SHE HAS RETURNED A PROXY.

                                            By Order of the Board of Directors

                                               JONATHAN C. LUPIA, SECRETARY

Durango, Colorado
April 21, 1997

                       LORONIX INFORMATION SYSTEMS, INC.

                                ----------------

                                PROXY STATEMENT

                  FOR THE 1997 ANNUAL MEETING OF STOCKHOLDERS

                            ------------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

    The enclosed proxy is solicited on behalf of LORONIX INFORMATION SYSTEMS, INC. (the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Monday, May 19, 1997, at 9:00 a.m., local time, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Strater Hotel at 699 Main Avenue, Durango, Colorado 81301. The telephone number at that location is (970) 247-4431. When proxies are properly dated, executed and returned, the shares they represent will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted for the election of the nominees for directors set forth herein, for the ratification and approval of a 250,000 share increase in the Common Stock issuable under the 1992 Stock Plan, for the ratification of the appointment of KPMG Peat Marwick LLP as independent auditors as set forth herein and at the discretion of the proxy holders upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

    These proxy solicitation materials and the Annual Report to Stockholders for the year ended December 31, 1996, including financial statements, were first mailed on or about April 21, 1997, to all stockholders entitled to vote at the Annual Meeting.

RECORD DATE AND SHARES OUTSTANDING

    Stockholders of record at the close of business on April 14, 1997 are entitled to notice of and to vote at the Annual Meeting. At the record date, 4,661,936 shares of the Company's Common Stock, $0.001 par value, were issued and outstanding. No shares of the Company's Preferred Stock were outstanding.

REVOCABILITY OF PROXIES

    Any proxy given pursuant to the solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Secretary of the Company at or before the taking of the vote at the Annual Meeting a written notice of revocation bearing a later date than the proxy, (ii) duly executing a later dated proxy relating to the same shares and delivering it to the Secretary of the Company at or before the taking of the vote at the Annual Meeting or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be delivered to Loronix Information Systems, Inc. at 820 Airport Road, Durango, Colorado 81301, Attention: Secretary, or hand-delivered to the Secretary of the Company at or before the taking of the vote at the Annual Meeting.

VOTING AND SOLICITATION

    Each stockholder is entitled to one vote for each share of Common Stock on all matters presented at the Annual Meeting. Stockholders do not have the right to cumulate their votes in the election of directors.

    The cost of soliciting proxies will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. In addition, proxies may be solicited by directors, officers and employees of the Company in person or by telephone, telegram or other means of communication. No additional compensation will be paid for such services.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

    The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR", "AGAINST" or "ABSTAIN" on a matter are treated as being present at the Annual Meeting for purposes of establishing a quorum and are also treated as shares "represented and voting" at the Annual Meeting (the "Votes Cast") with respect to such matter.

    While there is no definitive statutory authority in Nevada as to the proper treatment of abstentions and broker non-votes, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to a proposal (other than the election of directors). In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal.

    Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to the proposal on which the broker has expressly not voted. Thus, a broker non-vote will not affect the outcome of the voting on a proposal.

STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

    The Company currently intends to hold its 1998 Annual Meeting of Stockholders in May 1998 and to mail Proxy Statements relating to such meeting in April 1998. The date by which stockholder proposals must be received by the Company for inclusion in the Proxy Statement and form of proxy for its 1998 Annual Meeting of Stockholders is December 22, 1997. Such stockholder proposals should be submitted to Loronix Information Systems, Inc. at 820 Airport Road, Durango, Colorado 81301, Attention: Secretary.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth as of April 14, 1997 (except as noted) certain information with respect to the beneficial ownership of the Company's Common Stock by (i) each person known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) each of the executive officers named in the Summary Compensation Table below, and (iv) all directors and executive officers as a group. Except as indicated in the footnotes to this table, the persons and entities named in the table have sole voting and investment power with respect to all shares of

Common Stock shown as beneficially owned by them, subject to community property laws where applicable.

                                                                       SHARES OF COMMON STOCK
                                                                        BENEFICIALLY OWNED(1)
                                                                    -----------------------------
                                                                                     PERCENTAGE
NAME AND ADDRESS OF BENEFICIAL OWNER                                    NUMBER        OWNERSHIP
------------------------------------------------------------------  --------------  -------------
Wellington Management Company(2)..................................      297,500(3)        6.38%
  75 State Street
  Boston, Massachusetts 02109

Edward Jankowski..................................................      800,133(4)       17.16%
  c/o Loronix Information Systems, Inc.
  820 Airport Road
  Durango, Colorado 81301

Peter A. Jankowski................................................      341,366(4)        7.32%
  c/o Loronix Information Systems, Inc.
  820 Airport Road
  Durango, Colorado 81301

M. Dean Gilliam...................................................      200,674(4)         4.3%

C. Rodney Wilger..................................................      108,818(4)        2.33%

George M. Duffy...................................................      103,750(4)        2.23%

Jonathan C. Lupia.................................................       59,000(4)        1.27%

Donald W. Stevens.................................................       17,750(4)        *

All directors and executive officers as a group (9 persons).......    1,742,655(4)       37.38%

------------------------

*   Less than 1%.

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days are deemed to be beneficially owned by the person holding such option or warrant for computing the percentage ownership of such person, but are not treated as outstanding for computing the percentage of any other person.

(2) Information is as of December 31, 1996 and is based on a Schedule 13G filed with the Securities and Exchange Commission by the entity.

(3) All 297,500 shares are held by Wellington Trust Company, N.A. ("WTC"), a wholly owned subsidiary of Wellington Management Company, LLP ("WMC"). WTC and WMC, in their capacities as investment advisors, may be deemed beneficial owners of all 297,500 shares which are owned by numerous of their investment counseling clients. WTC and WMC share voting and dispositive power as to 297,500 of the shares.

(4) Includes the following numbers of shares which are exercisable within 60 days of April 14, 1997: for Edward Jankowski, 107,999; for Peter Jankowski, 85,000; for M. Dean Gilliam, 152,274; for George M. Duffy, 23,750; for Jonathan C. Lupia, 38,500; for Donald Stevens, 11,750; and for all directors and executive officers, 511,023. Also includes for C. Rodney Wilger (i) 23,750 shares issuable upon exercise of options that are currently exercisable or exercisable within 60 days of April 14, 1997 and (ii) 36,476 shares of Common Stock owned of record by Serendipity, Inc., a company under the control of Mr. Wilger.

                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS

NOMINEES

    A board of six (6) directors is to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the six (6) nominees named below, five of whom are presently directors of the Company. In the event that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for a nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. The Company is not aware of any nominee who will be unable or will decline to serve as a director. The term of office for each person elected as a director will continue until the next annual meeting of the stockholders or until such director's successor has been duly elected and qualified.

VOTE REQUIRED

    The six nominees receiving the highest number of affirmative votes of the shares entitled to be voted shall be elected to the Board of Directors.

    THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE NOMINEES LISTED BELOW.

    The names of the nominees and certain information about them as of April 14, 1997 are set forth below:

                                                                                                                  DIRECTOR
NAME OF NOMINEE                                       AGE                POSITION(S) WITH THE COMPANY               SINCE
------------------------------------------------      ---      ------------------------------------------------  -----------
Louis E. Colonna................................          63   Director                                              --

George M. Duffy(1)(2)(3)........................          57   Director                                                1991

M. Dean Gilliam.................................          44   President, Chief Executive Officer and Director         1992

Edward Jankowski(2)(4)..........................          59   Chairman of the Board of Directors                      1987

Don W. Stevens(1)(2)(3)(4)......................          64   Director                                                1994

C. Rodney Wilger(1)(3)(4).......................          64   Director                                                1992

------------------------

(1) Member of the Audit Committee.

(2) Member of the Compensation Committee.

(3) Member of the Acquisition Committee.

(4) Member of the Nominating Committee.

    Louis E. Colonna has been nominated for election to the Company's Board of Directors. Since January 1979, Mr. Colonna has served as Chief Executive Officer and Director of Tess-Com, Inc., a privately owned company founded by Mr. Colonna which designs and manufactures process and control instrumentation and sampling systems for various process related industries. Prior to founding Tess-Com, Inc., Mr. Colonna worked for 19 years in various management positions with Beckman Instruments, Inc.

    George M. Duffy has served as a Director of the Company since December 1991. Mr. Duffy is the Manager of Purchasing for GE Nuclear Energy, a company which provides nuclear energy services, where he has been employed since January 1980.

    M. Dean Gilliam joined the Company's predecessor corporation in September 1992 as Director, Chief Operating Officer, Chief Financial Officer and Secretary. Mr. Gilliam assumed the additional positions of President, Chief Executive Officer and Treasurer in June 1993 and relinquished the positions of Chief Financial Officer and Secretary when Jonathan C. Lupia assumed these positions in April 1994. Prior to joining the Company, from September 1982 to September 1992, Mr. Gilliam served as Chief Financial Officer and Secretary of DH Technology, Inc., a publicly-owned company headquartered in San Diego, California, which is engaged in the design, manufacture and distribution of transaction printers and mechanisms, impact printheads, bar code printers and related services and supplies.

    Edward Jankowski has served as Chairman of the Board of Directors of the Company and the Company's predecessor corporations since August 1987, as President from August 1987 to June 1993 and as Chief Executive Officer from February 1992 to June 1993. Mr. Jankowski is currently working in various senior level capacities including monitoring the Company's strategic direction and maintaining high-level communications with several of the Company's largest customers.

    Don W. Stevens has served as a Director of the Company since April 1994. From September 1987 until his retirement in January 1991, Mr. Stevens served as a division manager of the Process Division of Milton Roy Corporation, a company which provides industrial instrumentation systems to various industries.

    C. Rodney Wilger has served as a Director of the Company since October 1992. Mr. Wilger is the Chairman and Chief Executive Officer of the Wilger Company, which owns various businesses involved in photo processing, manufacturing and distribution of men's and women's sportswear and accessories, menswear retailing, and real estate investment and development.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

    The Board of Directors of the Company held a total of six (6) meetings during 1996. No director attended fewer than 75% of the total number of meetings of the Board of Directors or committees of the Board of Directors held in 1996 during the period in which such directors were members of the Board of Directors. The Board of Directors has an Audit Committee, a Compensation Committee, a Nominating Committee and an Acquisition Committee.

    The Audit Committee currently consists of Messrs. Duffy, Stevens and Wilger and met once during 1996. This committee is primarily responsible for approving the services performed by the Company's independent auditors and for reviewing and evaluating the Company's accounting principles and its system of internal accounting controls.

    The Compensation Committee currently consists of Messrs. Duffy, Jankowski and Stevens and met once during 1996. This committee reviews the Company's executive compensation policy and 1992 Stock Plan and makes recommendations to the full Board of Directors for approval.

    The Acquisition Committee currently consists of Messrs. Duffy, Stevens and Wilger and did not meet in 1996. This committee is primarily responsible for reviewing potential acquisitions.

    The Nominating Committee currently consists of Messrs. Jankowski, Wilger and Stevens and met once during 1996. This committee recommends new members for the Company's Board of Directors.

BOARD OF DIRECTORS COMPENSATION

    Directors do not receive any cash compensation for their services as members of the Board of Directors, although they are reimbursed for their expenses in attending out-of-town meetings. The Company's Director Option Plan (the "Director Plan") was approved by the Board of Directors in March 1995 and by the stockholders in May 1995. A total of 100,000 shares have been reserved for issuance thereunder. Under the Director Option Plan as currently in effect, a non-employee Chairman of the Board automatically receives options for 10,000 shares of the Company's Common Stock upon such individual's reelection to the Board of Directors, and each non-employee director automatically receives options for 5,000 shares of the Company's Common Stock upon each such individual's reelection to the Board of Directors. On May 20, 1996, Messrs. Duffy, Stevens and Wilger each received options for 5,000 shares of the Company's Common Stock, all such options having an exercise price of $4.12 per share. If Mr. Jankowski is reelected as Chairman of the Board of Directors at the Annual Meeting, he will not receive any options under the Director Plan because he has resumed the status of an employee of the Company. Officers are appointed by and serve at the discretion of the Board of Directors. Peter A. Jankowski, the Company's Chief Technical Officer, is the son of Mr. Edward Jankowski, Chairman of the Board of Directors. There are no other family relationships between directors and executive officers of the Company.

             PROPOSAL NO. 2 - APPROVAL OF A 250,000 SHARE INCREASE
                IN THE SHARES ISSUABLE UNDER THE 1992 STOCK PLAN

    The Company is seeking stockholder approval for an amendment to the 1992 Stock Plan. The amendment consists of a 250,000 share increase in the number of shares issuable under the 1992 Stock Plan.

    The Board of Directors believes this increase is in the best interests of the Company for two principal reasons. First, the Board of Directors believes that the increase is necessary to enable the Company to continue to compete successfully with other companies to attract and retain valuable employees. Second, the Board of Directors believes that it is appropriate to have a substantial pool of options available for grant in connection with acquisitions that the Company may make from time to time. The ability to make such grants enhances the Company's ability to structure attractive offers to potential acquisition targets and their key personnel.

SUMMARY OF THE 1992 STOCK PLAN

    GENERAL. The Company's 1992 Stock Plan was adopted by the Board of Directors and approved by the stockholders in October 1992. A total of 800,000 shares of Common Stock were initially reserved for issuance under the 1992 Stock Plan. In February 1995, the Board of Directors approved an increase of 250,000 shares issuable under the 1992 Stock Plan, and in May 1996, the stockholders approved such increase. In February 1997, the Board of Directors approved a 250,000 share increase in the number of shares issuable under the 1992 Stock Plan. As of April 14, 1997, options to purchase approximately 1,001,923 shares were outstanding under the 1992 Stock Plan and approximately 48,077 remained available for issuance thereunder. All share numbers in this summary have been adjusted to reflect a 1 for 2.5 reverse stock split that occurred in June 1994.

    PURPOSE. The purpose of the 1992 Stock Plan is to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees and consultants of the Company and to promote the success of the Company's business.

    ADMINISTRATION. The 1992 Stock Plan is to be administered by the Board of Directors or by a committee or committees designated by the Board of Directors to administer the plan (the "Administrator"). The Board of Directors may establish different committees to handle different administrative duties under the plan. With respect to directors and Section 16 officers, the Administrator must be constituted in such a manner as to permit the 1992 Stock Plan and transactions thereunder to comply with Rule 16b-3 as it applies to a plan intended to qualify thereunder as a discretionary grant or award plan. The 1992 Stock Plan is currently being administered by the Compensation Committee and the Board of Directors (acting on the recommendation of the Compensation Committee).

    ELIGIBILITY. The 1992 Stock Plan provides that incentive stock options may only be granted thereunder to employees (including officers, employee directors and non-employee directors) of the Company. The

1992 Stock Plan provides that nonstatutory options may be granted to employees (including officers or employee directors) and consultants of the Company. The Administrator selects the employees and consultants and determines the number of shares to be subject to each option.

    TERMS AND CONDITIONS OF OPTIONS. The terms and conditions of options granted under the 1992 Stock Plan are determined by the Administrator. Each option is evidenced by a stock option agreement between the Company and the employee granted such option, and is subject to the following additional terms and conditions:

    (a) EXERCISE OF THE OPTION. Any option granted under the 1992 Stock Plan shall be exercisable according to the terms of the 1992 Stock Plan and at such times and under such conditions as determined by the Administrator and set forth in the option agreement. An option is exercised by (i) giving written notice of exercise to the Company from the person entitled to exercise the option and (ii) tendering full payment to the Company of the purchase price. The exercise price of the shares purchased upon exercise of any option may be paid in cash, check, promissory note, exchange of shares of Common Stock or such form of consideration as the Administrator determines, to the extent permissible by applicable law. With respect to any incentive stock option, the form of consideration to be paid upon exercise of such option must be determined at the time of grant.

    (b) EXERCISE PRICE. The exercise price of an option is determined by the Administrator. The exercise price of an incentive stock option may not be less than 100% of the fair market value of the Common Stock and the exercise price of a nonstatutory stock option may not be less than 85% of the fair market value of the Common Stock. Notwithstanding the foregoing, in the case of any stock option granted to a holder of 10% or more of the Company's outstanding securities, the exercise price must not be less than 110% of the fair market value at the time of grant. For the purposes of the 1992 Stock Plan, fair market value is defined as the reported closing sales price of a share of Common Stock on The Nasdaq Stock Market on the last market trading day prior to the date of determination.

    (c) TERMINATION OF EMPLOYMENT. If the optionee's employment with the Company terminates for any reason other than upon death or disability, options under the 1992 Stock Plan may be exercised but only within such period of time as determined by the Administrator and may be exercised only to the extent the option was exercisable on the termination date. In the case of an incentive stock option, the Administrator shall determine such period of time (in no event to exceed ninety (90) days from the date of termination) when the option is granted.

    (d) DEATH OR DISABILITY OF OPTIONEE. If an optionee's employment with the Company should terminate as a result of the optionee's death or disability, options may be exercised at any time within twelve (12) months after such termination, but only to the extent that the optionee was entitled to exercise the option at the date of death or disability.

    (e) TERMINATION OF OPTIONS. Incentive Stock options granted under the 1992 Stock Plan expire ten years from the date of grant, unless a shorter term is provided in the notice of grant. However, any incentive stock option granted to a holder of 10% or more of the Company's outstanding securities will expire no more than five years from the date of grant. No option may be exercised after its expiration.

    (f) NON-TRANSFERABILITY OF OPTIONS. An option is non-transferable by the optionee other than by will or the laws of descent or distribution. During the optionee's lifetime, an option is exercisable only by such optionee.

    (g) OTHER PROVISIONS. The option agreement may contain such other terms, provisions and conditions not inconsistent with the 1992 Stock Plan as may be determined by the Administrator.

    ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. In the event of any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split or stock dividend, combination or reclassification of Common Stock or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration, the number of shares of Common Stock covered by each outstanding option, and the number of shares of Common Stock which have been authorized for issuance under the 1992 Stock Plan but as to which no options have yet been granted or which have been returned to the 1992 Stock Plan upon cancellation or expiration of an option, as well as the price per share of Common Stock covered by each such outstanding option, shall be proportionately adjusted.

    DISSOLUTION, LIQUIDATION OR MERGER OF THE COMPANY. In the event of the proposed dissolution or liquidation of the Company, each option outstanding under the 1992 Stock Plan will terminate immediately prior to the consummation of such proposed action. In the event of a merger of the Company with or into another corporation or the sale of substantially all of the assets of the Company, each outstanding option will be assumed or an equivalent option or right will be substituted by the successor corporation or by a parent or subsidiary of such successor corporation. In the event that the successor corporation does not agree to assume the option or to substitute an equivalent option or right, the Administrator shall, in lieu of such assumption or substitution, provide for the optionee to have the right to exercise the option as to all of or a portion of the optioned stock, including shares as to which the option would not otherwise be exercisable. If the Administrator makes an option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the optionee that (i) the option will be fully exercisable for a period of 15 days from the date of such notice, and (ii) the option will terminate upon the expiration of such period.

    INTERPRETATION, AMENDMENT AND TERMINATION OF THE PLAN. The Administrator has the authority to interpret and construe the provisions of the 1992 Stock Plan and to conclusively resolve any issues arising thereunder. The Board of Directors at any time may amend alter, suspend or terminate the 1992 Stock Plan; provided, however, that no such amendment, alteration, suspension or termination shall impair the rights of any optionee unless mutually agreed otherwise between the optionee and the Administrator. In addition, to the extent stockholder approval is required and desirable to comply with Rule 16b-3 or Section 422 of the Code (or any successor rule or statute or other applicable law, rule or regulation, including requirements of any exchange or quotation system on which the Company's Common Stock is listed or quoted), such stockholder approval, if required, will be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

    TAX INFORMATION. Incentive stock options under the 1992 Stock Plan are afforded favorable federal income tax treatment under the Code. If an option is treated as an incentive stock option, the optionee will recognize no income upon grant or exercise of the option unless the alternative minimum tax rules apply. Upon an optionee's sale of the shares (assuming that the sale occurs no sooner than two years after grant of the option and one year after exercise of the option), any gain or loss will be taxed to the optionee as long-term capital gain or loss. If the optionee disposes of the shares prior to the expiration of the above holding periods, the optionee will recognize ordinary income in an amount measured as the difference between the exercise price and the lower of the fair market value of the shares at the exercise date or the sale price of the shares. Any gain or loss recognized on such a premature sale or exchange of the shares in excess of the amount treated as ordinary income will be characterized as capital gain or loss. Under the Code, the fair market value of the total number of shares of Common Stock (determined on the date of grant of such option) covered by incentive stock options held by an optionee first becoming exercisable in any one calendar year may not exceed $100,000. To the extent this limit is exceeded, such options shall not qualify as incentive stock options and will be taxed as nonstatutory stock options as described below.

    All other options granted under the 1992 Stock Plan are nonstatutory options and will not qualify for any special tax benefits to the optionee. Accordingly, an optionee will not recognize any taxable income at the time he or she is granted a nonstatutory option. However, upon exercise of the option, the optionee will recognize ordinary income for federal income tax purposes in an amount measured as the excess of the then fair market value of the shares over the exercise price. Upon an optionee's resale of such shares, any difference between the sale price and the fair market value of such shares on the date of exercise will be treated as capital gain or loss and will qualify for long-term capital gain or loss treatment if the shares have been held for more than one year.

    The Company will be entitled to a tax deduction in the amount and at the time that an optionee recognizes ordinary income with respect to the option.

    The following table sets forth certain information with respect to the grant of stock options under the 1992 Stock Plan to the Named Executive Officers (as defined in "Executive Compensation" below), all current executive officers, all non-employee directors as a group and all other employees as a group during the fiscal year ended December 31, 1996:

                             AMENDED PLAN BENEFITS
                                1992 STOCK PLAN

                                                                             NUMBER OF SHARES
                                                                                SUBJECT TO
                                                                  DOLLAR          OPTIONS
NAME AND POSITION                                               VALUE($)(1)     GRANTED(#)
--------------------------------------------------------------  -----------  -----------------
M. Dean Gilliam...............................................   $  15,750          17,500
  President, Chief Executive Officer and Director

Edward Jankowski..............................................   $   7,750          60,000
  Chairman of the Board of Directors

Peter A. Jankowski............................................   $  16,200          18,000
  Chief Technical Officer

Jonathan C. Lupia.............................................   $  16,200          18,000
  Chief Financial Officer and Secretary

All current executive officers as a group (5 persons).........   $  92,800         154,500

All non-employee directors (3 persons)(2).....................      --              --

All current non-executive-officer employees as a group........   $  38,900          69,000

------------------------

(1) Indicates the difference between the exercise price of the options granted and $3.56, the closing price of the Company's Common Stock on December 31, 1996 for all in-the-money options. All stock options granted under the 1992 Stock Plan during 1996 were issued at exercise prices ranging from $2.13 to $4.63 per share (which exercise prices represented the closing prices of the Company's Common Stock on The Nasdaq Stock Market on the dates of grant).

(2) Non-employee directors receive automatic grants of options to purchase the Company's Common Stock pursuant to the Director Stock Plan and not the 1992 Stock Plan.

VOTE REQUIRED

    The affirmative vote of a majority of the Votes Cast will be required to approve the amendment to the 1992 Stock Plan.

    THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE AMENDMENT TO THE 1992 STOCK PLAN.

                        PROPOSAL NO. 3 - RATIFICATION OF
                      APPOINTMENT OF INDEPENDENT AUDITORS

    The Board of Directors has selected KPMG Peat Marwick LLP, independent auditors, to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 1997 and recommends that stockholders vote for ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection.

    KPMG Peat Marwick LLP has audited the Company's financial statements since 1990. Its representatives are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

    THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

    The following table sets forth the compensation earned in each of the last three years by the Chief Executive Officer, two other executive officers and one other individual who earned over $100,000 in salary and bonus for services rendered in all capacities to the Company during 1996 (the "Named Executive Officers"):

                                                                                              LONG-TERM COMPENSATION
                                                                                          -------------------------------
                                                             ANNUAL COMPENSATION          SECURITIES
                                                     -----------------------------------  UNDERLYING       ALL OTHER
NAME AND PRINCIPAL POSITION                            YEAR       SALARY($)    BONUS($)   OPTIONS(#)   COMPENSATION($)(1)
---------------------------------------------------  ---------  -------------  ---------  -----------  ------------------
M. Dean Gilliam....................................       1996  $   96,350     $  47,201      17,500      $   9,289
  President, Chief Executive Officer                      1995  $   94,000     $   4,700      35,000      $   4,127
  and Director                                            1994  $   87,500     $  21,800      --          $   2,846

Edward Jankowski...................................       1996  $  120,000        --          60,000      $  24,114
  Chairman of the Board of Directors                      1995  $  120,000(2)     --          10,000      $  20,627
                                                          1994  $  120,000        --          --          $  19,142

Peter A. Jankowski.................................       1996  $   84,800     $  32,082      18,000      $   5,465
  Chief Technical Officer                                 1995  $   80,000     $   4,000      25,000      $   1,638
                                                          1994  $   73,726     $  27,980      --          $   1,393

Jonathan C. Lupia..................................       1996  $   78,000     $  23,003      18,000      $   6,495
  Chief Financial Officer                                 1995  $   75,000     $   3,750      20,000      $  13,639(3)
                                                          1994  $   58,603     $  16,750      32,000      $  34,936(3)

------------------------

(1) Includes health insurance premiums of $2,147, $3,245 and $4,310 for Mr. Gilliam, $2,147, $3,394 and $4,310 for Mr. E. Jankowski, $941, $1,174 and
    $3,872 for Mr. P. Jankowski and $1,790, $3,244 and $4,310 for Mr. Lupia in 1994, 1995 and 1996, respectively, as well as life insurance premiums of $699, $882 and $945 for Mr. Gilliam, $16,995, $17,233 and $17,233 for Mr. E.
    Jankowski, $452, $464 and $504 for Mr. P. Jankowski and $542, $997 and $1,029 for Mr. Lupia in 1994, 1995 and 1996, respectively, and medical reimbursements of $4,034, $2,571, $1,089 and $1,156 for Messrs. Gilliam, E. Jankowski, P. Jankowski, and Lupia respectively, in 1996.

(2) Mr. Jankowski was paid at the rate of $10,000 per month from August 1994 through August 1995 pursuant to a one-year consulting agreement which terminated pursuant to its terms in August 1995. Mr. Jankowski resumed employment with the Company in September 1995 at an annual salary of $120,000.

(3) Includes $9,398 and $32,604 in relocation expenses in 1995 and 1994, respectively.

                       OPTION GRANTS IN FISCAL YEAR 1996

                                                           NUMBER OF        PERCENT OF TOTAL
                                                          SECURITIES         OPTIONS GRANTED     EXERCISE
                                                      UNDERLYING OPTIONS      TO EMPLOYEES         PRICE     EXPIRATION
NAME                                                      GRANTED(#)             IN 1996          ($/SH)        DATE
----------------------------------------------------  -------------------  -------------------  -----------  ----------
M. Dean Gilliam.....................................          17,500                 8.0%        $    2.66    04/01/06
Edward Jankowski....................................          25,000                11.0%        $    3.25    04/22/06
                                                              35,000                16.0%        $   4.125    05/20/06

Peter A. Jankowski..................................          18,000                 8.0%        $    2.66    04/01/06

Jonathan C. Lupia...................................          18,000                 8.0%        $    2.66    04/01/06

                         FISCAL YEAR-END OPTION VALUES

    There were no option exercises during the fiscal year ended December 31, 1996 by any of the Named Executive Officers. The following table sets forth, for each of the Named Executive Officers, the year-end value of unexercised options as of December 31, 1996:

                                                               NUMBER OF SECURITIES        VALUE OF UNEXERCISED
                                                              UNDERLYING UNEXERCISED     IN-THE-MONEY OPTIONS AT
                                                              OPTIONS AT FY-END(#):           FY-END($)(1):
                                                            --------------------------  --------------------------
NAME                                                        EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
----------------------------------------------------------  -----------  -------------  -----------  -------------
M. Dean Gilliam...........................................     130,149        52,750     $  28,025    $    23,363
Edward Jankowski..........................................      80,499        77,500     $  14,210    $    11,500
Peter A. Jankowski........................................      66,250        44,750     $  11,533    $    21,638
Jonathan C. Lupia.........................................      21,000        41,000     $   1,450    $    20,550

------------------------

(1) The Nasdaq National Market closing price for the Company's Common Stock of $3.56 per share on December 31, 1996 minus the exercise price of the options. All of the options listed above were issued at exercise prices ranging from $2.66 to $4.88.

                              CERTAIN TRANSACTIONS

    During 1996, the Company loaned an aggregate of $216,312 to its officers and one senior employee for use in the purchase of an automobile by each such employee. The recipients of these loans were: Edward Jankowski (Director), $63,812; M. Dean Gilliam (President, Chief Executive Officer and Director), $40,000; Peter Jankowski (Chief Technical Officer), $22,500; Jonathan C. Lupia (Chief Financial Officer and Secretary), $22,500; Jim Price (Vice President, Operations), $22,500; Tim Whitehead (Vice President, Special Projects), $22,500; and George Schildge (Director of Sales and Marketing), $22,500. Each of these individuals executed a non-interest-bearing unsecured promissory note for the respective amounts of indebtedness listed above. The Company has agreed that the amounts due under such notes will be forgiven (and a compensation expense thereby incurred) by the Company on an amortized basis over 48 months beginning on January 15, 1997. In addition, after June 1, 1997, the Company will forgive (and take a compensation expense with respect to) the entire amount due from an individual immediately in the event that such individual's employment with the Company terminates for any reason. If such individual's employment terminates prior to June 1, 1997, such individual will be required immediately to repay the balance of indebtedness due under the note or surrender the car to the Company.

    The Company has from time to time made non-interest bearing loans to certain of its officers and directors. As of December 31, 1996, the outstanding amounts of such loans were: Edward Jankowski (Director), $79,529; M. Dean Gilliam (President, Chief Executive Officer and Director), $19,531; Peter Jankowski (Chief Technical Officer), $23,176; Jonathan C. Lupia (Chief Financial Officer and Secretary), $7,000; and Jim Price (Vice President, Operations), $5,803. These loans have no stated maturity date.

               COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

    Section 16(a) of the Exchange Act of 1934, as amended, and regulations of the Securities and Exchange Commission (the "SEC") thereunder require the Company's executive officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of initial ownership and changes in ownership with the SEC. Based solely on its review of copies of such forms received by the Company, or on written representations from certain reporting persons that no other reports were required for such persons, the Company believes that, during or with respect to the period from January 1, 1996 to December 31, 1996, all of the Section 16(a) filing requirements applicable to its executive officers, directors and 10% stockholders were complied with.

                                 OTHER MATTERS

    The Company knows of no other matters to be brought before the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented as the Board of Directors may recommend.

                                                  THE BOARD OF DIRECTORS

                                               JONATHAN C. LUPIA, SECRETARY

Dated: April 21, 1997

LORONIX INFORMATION        Proxy                   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
SYSTEMS, INC.
                                             The undersigned hereby appoints M. Dean Gilliam and Jonathan C. Lupia as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of Loronix Information
                                             Systems, Inc. held of record by the undersigned on April 14, 1997, at the Annual
820 AIRPORT ROAD, DURANGO, COLORADO 81301    Meeting of Stockholders to be held on May 19, 1997 or any adjournment thereof.

/X/ PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE.

1. ELECTION OF DIRECTORS:   FOR all nominees listed below     WITHHOLD AUTHORITY
                            (EXCEPT AS INDICATED BELOW) / /   to vote for all nominees listed below / /

              M. Dean Gilliam       Edward Jankowski      George M. Duffy
              C. Rodney Wilger      Don W. Stevens        Louis E. Colonna

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW:



__________________________________________________________________________________________________

2. APPROVAL OF A 250,000 SHARE INCREASE IN THE SHARES OF COMMON STOCK ISSUABLE UNDER THE 1992 STOCK PLAN

              / / FOR               / / AGAINST           / / ABSTAIN

3. PROPOSAL TO APPROVE THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS OF THE CORPORATION

              / / FOR               / / AGAINST           / / ABSTAIN


4. IN THEIR DISCRETION THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.


This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1, 2 and 3.

Please sign below exactly as name appears on stock certificate(s). When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership please sign in partnership name by authorized person.

Dated: ___________________ , 1997            ------------------------------------------------------------------------------------
                                             Signature
_______________________________________

  PLEASE MARK, SIGN, DATE AND RETURN         ------------------------------------------------------------------------------------
  THE PROXY CARD PROMPTLY USING THE          Signature if held jointly
  ENCLOSED ENVELOPE
_______________________________________


                                                                -2-

                              APPENDIX I

                  LORONIX INFORMATION SYSTEMS, INC.

                           1992 STOCK PLAN


     1. PURPOSES OF THE PLAN. The purposes of this Stock Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and its Subsidiaries and to promote the success of the Company's business. Options granted under the Plan may be incentive stock options (as defined under Section 422 of the Code) or non-statutory stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder. Stock purchase rights may also be granted under the Plan.

     2. DEFINITIONS. As used herein, the following definitions shall apply:

          (a) "ADMINISTRATOR" means the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

          (b)  "BOARD" means the Board of Directors of the Company.

          (c)  "CODE" means the Internal Revenue Code of 1986, as amended.

          (d) "COMMITTEE" means the Committee appointed by the Board of Directors in accordance with paragraph (a) of Section 4 of the Plan.

          (e)  "COMMON STOCK"  means the Common Stock of the Company.

          (f) "COMPANY" means Loronix Information Systems, Inc., a Nevada corporation.

          (g) "CONSULTANT" means any person, including an advisor, who is engaged by the Company or any Parent or Subsidiary to render services and is compensated for such services, and any non-employee director of the Company.

          (h) "CONTINUOUS STATUS AS AN EMPLOYEE" means the absence of any interruption or termination of the employment relationship by the Company or any Subsidiary. Continuous Status as an Employee shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Board, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or
(iv) in the case of transfers between locations of the Company or between the Company, its Subsidiaries or its successor.

          (i) "EMPLOYEE" means any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

          (j) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

          (k) "FAIR MARKET VALUE" means, as of any date, the value of Common Stock determined as follows:

               (i) If the Common Stock is listed on any established stock exchange or a national market system including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported, as quoted on such system or exchange, or the exchange with the greatest volume of trading in Common Stock, for the last market trading day prior to the time of determination) as reported in the Wall Street Journal or such other source as the Administrator deems reliable;

               (ii) If the Common Stock is quoted on the Nasdaq System (but not on the National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high and low asked prices for the Common Stock or;

               (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

          (l) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

          (m) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

          (n)  "OPTION"  means a stock option granted pursuant to the Plan.

          (o)  "OPTIONED STOCK"  means the Common Stock subject to an Option.

          (p) "OPTIONEE" means an Employee or Consultant who receives an Option.

          (q) "PARENT" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (r)  "PLAN"  means this 1992 Stock Plan.

          (s) "RESTRICTED STOCK" means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 11 below.

          (t) "SHARE" means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

          (u) "SUBSIDIARY" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

     3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of shares which may be optioned and sold under the Plan is 1,050,000 shares of Common Stock. The shares may be authorized, but unissued, or reacquired Common Stock.

          If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

     4.   ADMINISTRATION OF THE PLAN.

          (a)  PROCEDURE.

               (i) ADMINISTRATION WITH RESPECT TO DIRECTORS AND OFFICERS. With respect to grants of Options or Stock Purchase Rights to Employees who are also officers or directors of the Company, the Plan shall be administered by (A) the Board if the Board may administer the Plan in compliance with Rule 16b-3 promulgated under the Exchange Act or any successor thereto ("Rule 16b-3") with respect to a plan intended to qualify thereunder as a discretionary plan, or (B) a Committee designated by the Board to administer the Plan, which Committee shall be constituted in such a manner as to permit the Plan to comply with Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan.

               (ii)  MULTIPLE ADMINISTRATIVE BODIES.   If permitted by Rule
16b-3, the Plan may be administered by different bodies with respect to directors, non-director officers and Employees who are neither directors nor officers.

               (iii) ADMINISTRATION WITH RESPECT TO CONSULTANTS AND OTHER EMPLOYEES. With respect to grants of Options or Stock Purchase Rights to Employees or Consultants who are neither directors nor officers of the Company, the Plan shall be administered by (A) the Board or

(B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the legal requirements relating to the administration of incentive stock option plans, if any, of Colorado corporate and securities laws and of the Code (the "Applicable Laws"). Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws.

          (b)  POWERS OF THE ADMINISTRATOR.   Subject to the provisions of
the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

               (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(k) of the Plan;

               (ii) to select the officers, Consultants and Employees to whom Options and Stock Purchase Rights may from time to time be granted hereunder;

               (iii) to determine whether and to what extent Options and Stock Purchase Rights or any combination thereof, are granted hereunder;

               (iv) to determine the number of shares of Common Stock to be covered by each such award granted hereunder;

               (v)  to approve forms of agreement for use under the Plan;

               (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the share price and any restriction or limitation, or any vesting acceleration or waiver of forfeiture restrictions regarding any Option or other award and/or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator shall determine, in its sole discretion);

               (vii) to determine whether and under what circumstances an Option may be settled in cash under subsection 9(f) instead of Common Stock;

               (viii) to determine whether, to what extent and under what circumstances Common Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant (including providing for and determining the amount, if any, of any deemed earnings on any deferred amount during any deferral period);

               (ix) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted; and

               (x) to determine the terms and restrictions applicable to Stock Purchase Rights and the Restricted Stock purchased by exercising such Stock Purchase Rights.

          (c)  EFFECT OF ADMINISTRATOR'S DECISION.   All decisions,
determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options.

     5.   ELIGIBILITY.

          (a) Nonstatutory Stock Options may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options.

          (b) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option.
 However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options.

          (c) For purposes of Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

          (d) The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his right or the Company's right to terminate his employment or consulting relationship at any time, with or without cause.

          (e) Upon the Company or a successor corporation issuing any class of common equity securities required to be registered under Section 12 of the Exchange Act or upon the Plan being assumed by a corporation having a class of common equity securities required to be registered under Section 12 of the Exchange Act, the following limitations shall apply to grants of Options and Stock Purchase Rights to Employees:

               (i) No Employee shall be granted, in any fiscal year of the Company, Options and Stock Purchase Rights to purchase more than 100,000 Shares.

             (ii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 12.

             (iii) If an Option or Stock Purchase Right is canceled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 12), the canceled Option or Stock Purchase Right will be counted against the limit set forth in
Section 5(e)(i). For this purpose, if the exercise price of an Option or Stock Purchase Right is reduced, the transaction will be treated as a cancellation of the Option or Stock Purchase Right and the grant of a new Option or Stock Purchase Right.

     6. TERM OF PLAN. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the stockholders of the Company as described in Section 19 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 15 of the Plan.

     7. TERM OF OPTION. The term of each Option shall be the term stated in the Option Agreement; provided, however, that in the case of an Incentive Stock Option, the term shall be no more than ten (10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

     8.   OPTION EXERCISE PRICE AND CONSIDERATION.

          (a) The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but shall be subject to the following:

               (i)  In the case of an Incentive Stock Option

                    (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                    (B) granted to any Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

               (ii) In the case of a Nonstatutory Stock Option the per Share exercise price shall be determined by the Administrator.

          (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option have been owned by the Optionee for more than six months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (5) authorization from the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised, (6) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan pro-ceeds required to pay the exercise price, (7) by delivering an irrevocable subscription agreement for the Shares which irrevocably obligates the option holder to take and pay for the Shares not more than twelve months after the date of delivery of the subscription agreement, (8) any combination of the foregoing methods of payment, (9) or such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws. In making its determination as to the type of consideration to accept, the Board shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

     9.   EXERCISE OF OPTION.

          (a)  PROCEDURE FOR EXERCISE; RIGHTS AS A STOCKHOLDER.   Any Option
granted hereunder shall be exercisable at such times and under such conditions as determined by the Board, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

               An Option may not be exercised for a fraction of a Share.

               An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 8(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

               Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b) TERMINATION OF EMPLOYMENT. In the event of termination of an Optionee's consulting relationship or Continuous Status as an Employee with the Company (as the case may be), such Optionee may, but only within three months (or such other period of time as is determined by the Board, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option and not exceeding three months) after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise his Option to the extent that Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of such termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

          (c)  DISABILITY OF OPTIONEE.   Notwithstanding the provisions of
Section 9(b) above, in the event of termination of an Optionee's Consulting relationship or Continuous Status as an Employee as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Code), Optionee may, but only within twelve (12) months from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

          (d)  DEATH OF OPTIONEE.   In the event of the death of an Optionee,
the Option may be exercised, at any time within twelve (12) months following the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee was entitled to exercise the Option at the date of death. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

          (e) RULE 16b-3. Options granted to persons subject to Section 16(b) of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

          (f)  BUYOUT PROVISIONS.   The Administrator may at any time offer
to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

     10. NON-TRANSFERABILITY OF OPTIONS. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

     11.  STOCK PURCHASE RIGHTS.

          (a)  RIGHTS TO PURCHASE.   Stock Purchase Rights may be issued
either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid (which price shall not be less than 50% of the Fair Market Value of the Shares as of the date of the offer), and the time within which such person must accept such offer, which shall in no event exceed thirty (30) days from the date upon which the Administrator made the determination to grant the Stock Purchase Right. The offer shall be accepted by execution of a Restricted Stock purchase agreement in the form determined by the Administrator. Shares purchased pursuant to the grant of a Stock Purchase Right shall be referred to herein as "Restricted Stock."

          (b)  REPURCHASE OPTION.   Unless the Administrator determines
otherwise, the Restricted Stock purchase agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Committee may determine.

          (c)  OTHER PROVISIONS.   The Restricted Stock purchase agreement
shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock purchase agreements need not be the same with respect to each purchaser.

          (d)  RIGHTS AS A STOCKHOLDER.   Once the Stock Purchase Right is
exercised, the purchaser shall have the rights equivalent to those of a stockholder, and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 13 of the Plan.

     12. STOCK WITHHOLDING TO SATISFY WITHHOLDING TAX OBLIGATIONS. At the discretion of the Administrator, Optionees may satisfy withholding obligations as provided in this paragraph. When an Optionee incurs tax liability in connection with an Option or Stock Purchase Right, which tax liability is subject to tax withholding under applicable tax laws, and the Optionee is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Optionee may satisfy the withholding tax obligation by electing to have the Company withhold from the Shares to be issued upon exercise of the Option, or the Shares to be issued in connection with the Stock Purchase Right, if any, that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date").

     All elections by an Optionee to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

          (a)  the election must be made on or prior to the applicable Tax
Date;

          (b) once made, the election shall be irrevocable as to the particular Shares of the Option or Right as to which the election is made;

          (c) all elections shall be subject to the consent or disapproval of the Administrator;

          (d) if the Optionee is subject to Rule 16b-3, the election must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

     In the event the election to have Shares withheld is made by an Optionee and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Optionee shall receive the full number of Shares with respect to which the Option or Stock Purchase Right is exercised but such Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

     13. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

          In the event of the proposed dissolution or liquidation of the Company, the Board shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action. In the event of a merger of the Company with or into another corporation, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation. In the event that such successor corporation does not agree to assume the Option or to substitute an equivalent option, the Board shall, in lieu of such assumption or substitution, provide for the Optionee to have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. If the Board makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger, the Board shall notify the Optionee that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option will terminate upon the expiration of such period.

     14. TIME OF GRANTING OPTIONS. The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Board. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

     15.  AMENDMENT AND TERMINATION OF THE PLAN.

          (a)  AMENDMENT AND TERMINATION.   The Board may at any time amend,
alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent.
In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of the NASD or an established stock exchange), the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

          (b)  EFFECT OF AMENDMENT OR TERMINATION.   Any such amendment or
termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

     16. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

     17. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

          The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     18. AGREEMENTS. Options and Stock Purchase Rights shall be evidenced by written agreements in such form as the Board shall approve from time to time.

     19. STOCKHOLDER APPROVAL. Continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such stockholder approval shall be obtained in the degree and manner required under applicable state and federal law.

                  LORONIX INFORMATION SYSTEMS, INC.

                           1992 STOCK PLAN

                    NOTICE OF STOCK OPTION GRANT



Optionee's Name:  1

Optionee's Address:
                   -----------------------------------------
                   -----------------------------------------

     You have been granted an option to purchase Common Stock of Loronix Information Systems, Inc. (the "Company") as follows:

     Date of Grant                       --

     Option Price Per Share             $--

     Total Number of Shares Granted      --

     Total Price of Shares Granted      $--

     Type of Option:                     --   Incentive Stock Option

                                         --   Nonstatutory Stock
Option

     Term/Expiration Date               --

     VESTING SCHEDULE:
     -----------------

               Date of                       Number of
              Vesting                          Shares
              -------                        ---------
                --                                --
                --                                --


     TERMINATION PERIOD:

     Option may be exercised for three months after termination of employment or consulting relationship except as set out in Sections 7 and 8 of the Stock Option Agreement (but in no event later than the Expiration Date).

     By your signature and the signature of the Company's representative below, you and the Company agree that this option is granted under and governed by the terms and conditions of the 1992 Stock Plan and the Stock Option Agreement, all of which are attached and made a part of this document.

OPTIONEE:                              LORONIX INFORMATION SYSTEMS, INC.


------------------------------------   By: ----------------------------------




------------------------------------   Title: -------------------------------
Print Name

                  LORONIX INFORMATION SYSTEMS, INC.

                           1992 STOCK PLAN

                       STOCK OPTION AGREEMENT

     1. GRANT OF OPTION. Loronix Information Systems, Inc., a Nevada corporation (the "Company"), hereby grants to the Optionee named in the Notice of Grant (the "Optionee"), an option (the "Option") to purchase a total number of shares of Common Stock (the "Shares") set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price") subject to the terms, definitions and provisions of the Loronix Information Systems, Inc. 1992 Stock Plan (the "Plan") adopted by the Company, which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option.

          If designated an Incentive Stock Option, this Option is intended to qualify as an Incentive Stock Option as defined in
Section 422 of the Code.

     2. EXERCISE OF OPTION. This Option shall be exercisable during its term in accordance with the Exercise Schedule set out in the Notice of Grant and with the provisions of Section 9 of the Plan as follows:

          (i)  RIGHT TO EXERCISE.

               (a) This Option may not be exercised for a fraction of a share.

               (b) In the event of Optionee's death, disability or other termination of employment, the exercisability of the Option is governed by Sections 6, 7 and 8 below, subject to the limitation contained in subsection 2(i)(c).

               (c) In no event may this Option be exercised after the date of expiration of the term of this Option as set forth in the Notice of Grant.

          (ii) METHOD OF EXERCISE. This Option shall be exercis-able by written notice (in the form attached as Exhibit A) which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the Exercise Price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

          No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

     3. OPTIONEE'S REPRESENTATIONS. In the event the Shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his Investment Representation Statement in the form attached hereto as Exhibit B.

     4.   METHOD OF PAYMENT.

            (i)  cash;

           (ii)  check;

          (iii) surrender of other shares of Common Stock of the Company which (A) either have been owned by the Optionee for more than six (6) months on the date of surrender or were not acquired, directly or indirectly, from the Company and (B) have a fair market value on the date of surrender equal to the Exercise Price of the Shares as to which the Option is being exercised; or

           (iv) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the option and delivery to the Company of the sale or loan proceeds required to pay the exercise price.

     5. RESTRICTIONS ON EXERCISE. This Option may not be exer-cised until such time as the Plan has been approved by the share-holders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under
Part 207 of Title 12 of the Code of Federal Regulations ("Regula-tion G") as promulgated by the Federal Reserve Board. As a condi-tion to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

     6. TERMINATION OF RELATIONSHIP. In the event of termination of Optionee's consulting relationship or Continuous Status as an Employee, Optionee may, to the extent otherwise so entitled at the date of such termination (the "Termination Date"), exercise this Option during the Termination Period set out in the Notice of Grant. To the extent that Optionee was not entitled to exercise this Option at the date of such termination, or if Optionee does not exercise this Option within the time specified herein, the Option shall terminate.

     7. DISABILITY OF OPTIONEE. Notwithstanding the provisions of Section 6 above, in the event of termination of Optionee's Con-tinuous Status as an Employee as a result of total and permanent disability (as defined in Section 22(e)(3) of the Code), Optionee may, but only within twelve (12) months from the date of termina-tion of employment (but in no event later than the date of expi-ration of the term of this Option as set forth in Section 10 below), exercise the Option to the extent otherwise so entitled at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

     8. DEATH OF OPTIONEE. In the event of the death of Optionee, the Option may be exercised at any time within twelve
(12) months following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in
Section 10 below), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee could exercise the Option at the date of death.

     9. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by him. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     10. TERM OF OPTION. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option. The limitations set out in Section 7 of the Plan regarding Options designated as Incentive Stock Options shall apply to this Option.

     11. TAX CONSEQUENCES. Set forth below is a brief summary as of the date of this Option of some of the federal tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

            (i) EXERCISE OF ISO. If this Option qualifies as an ISO, there will be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the fair market value of the Shares on the date of exercise over the Exer-cise Price will be treated as an adjustment to the alternative minimum tax for federal tax purposes and may subject the Optionee to the alternative minimum tax in the year of exercise.

           (ii) EXERCISE OF NONQUALIFIED STOCK OPTION. If this Option does not qualify as an ISO, there may be regular federal income tax liability upon the exercise of the Option. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the Shares on the date of exercise over the Exer-cise Price. If Optionee is an employee, the Company will be required to withhold from Optionee's compensation income at the time of exercise.

          (iii) DISPOSITION OF SHARES. In the case of an NSO, if Shares are held for at least one year, any gain realized on dis-position of the Shares will be treated as long-term capital gain for federal income tax purposes. In the case of an ISO, if Shares transferred pursuant to the Option are held for at least one year after exercise and are disposed of at least two years after the Date of Grant, any gain realized on disposition of the Shares will also be treated as long-term capital gain for federal income tax purposes. If Shares purchased under an ISO are disposed of within such one-year period or within two years after the date of Grant, any gain realized on such disposition will be treated as compensa-tion income (taxable at ordinary income rates) to the extent of the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price.

           (iv) NOTICE OF DISQUALIFYING DISPOSITION OF ISO SHARES. If the Option granted to Optionee herein is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (1) the date two years after the Date of Grant, or (2) the date one year after transfer of such Shares to the Optionee upon exercise of the ISO, the Optionee shall immediately notify the company in writing of such disposition. Optionee agrees that Optionee may be subject to income tax with-holding by the Company on the compensation income recognized by the Optionee from the early disposition by payment in cash or out of the current earnings paid to the Optionee.

     12. ENTIRE AGREEMENT; GOVERNING LAW. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by Nevada law except for that body of law pertaining to conflict of laws.

                              LORONIX INFORMATION SYSTEMS, INC.,
                              a Nevada corporation



                              By:
                                 ---------------------------------
                                 President

     OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE OPTION HEREOF IS EARNED ONLY BY CONTINUING CON-SULTANCY OR EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY'S STOCK OPTION PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH HIS RIGHT OR THE COMPANY'S RIGHT TO TERMINATE HIS EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT CAUSE.

     Optionee acknowledges receipt of a copy of the Plan and certain information related thereto and represents that he is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Plan.



Date:
      -----------------------      ------------------------------
                                   Optionee

                              EXHIBIT A

                           EXERCISE NOTICE
                  LORONIX INFORMATION SYSTEMS, INC.



Loronix Information Systems, Inc.
750 S. Camino Del Rio
Durango, Colorado 81301

Attention:  Secretary

     1. EXERCISE OF OPTION. Effective as of today, __________ 19__, the undersigned ("Optionee") hereby elects to exercise Optionee's option to purchase _________ shares of the Common Stock (the "Shares") of Loronix Information Systems, Inc. (the "Company") under and pursuant to the Company's 1992 Stock Plan, as amended (the "Plan") and the [ ] Incentive [ ] Nonqualified Stock Option Agreement dated _______ (the "OPTION AGREEMENT").

     2. REPRESENTATIONS OF OPTIONEE. Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

     3. RIGHTS AS SHAREHOLDER. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other right as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in [Section 13] of the Plan.

     4. TAX CONSULTATION. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

     5. GOVERNING LAW; SEVERABILITY. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada excluding that body of law pertaining to conflicts of law. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

     6. NOTICES. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

     7. FURTHER INSTRUMENTS. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

     8. DELIVERY OF PAYMENT. Optionee herewith delivers to the Company the full Exercise Price for the Shares.

     9. ENTIRE AGREEMENT. The Plan and Notice of Grant/Option Agreement are incorporated herein by reference. This Agreement, the Plan and the Notice of Grant/Option Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof and may not be modified adversely to the Purchaser's interest except by means of a writing signed by the Company and Purchaser.

Submitted by:                      Accepted by:

OPTIONEE:                          LORONIX INFORMATION SYSTEMS, INC.



                                   By:
-----------------------------         ------------------------------
         (Signature)
                                   Its:
                                       -----------------------------

ADDRESS:                           ADDRESS:
-------                            --------

-----------------------------      820 Airport Road
-----------------------------      Durango, CO  81301







                                    -2-